UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

Current Report
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – June 14, 2011

HILLS BANCORPORATION
(Exact name of Registrant as specified in its charter)

Iowa	Commision File Number 0-12668	42-1208067
(State or Other Jurisdiction of Incorporation or Organization)		(IRS Employer Identification No.)

131 Main Street, Hills, Iowa 52235
(Address of principal executive office)

Registrant's telephone number, including area code:  (319) 679-2291

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

This Current Report on Form 8-K supplements the Company’s Form 8-K filed with the Commission on April 20, 2011, which Form 8-K reported the voting results of the Company’s Annual Meeting of Shareholders held on April 18, 2011.  Specifically, this amendment is filed solely to report that the full Board of Directors of the Company determined at a meeting thereof held on June 14, 2011 to adopt the advisory vote of the Company's Shareholders delivered at the Annual Meeting thereof held on April 18, 2011 regarding the frequency for considering the executive compensation programs of the Company on an advisory basis (commonly referred to as the "say on pay" vote); which frequency was determined by the advisory vote of the shareholders to be annually at each Annual Meeting of Shareholders.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLS BANCORPORATION

Date: June 14, 2011	/s/ Dwight O. Seegmiller
Dwight O. Seegmiller, Director, President and Chief Executive Officer